SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com VIA EMAIL AND DOCUSIGN March 28, 2023 Evgeny Fetisov Dear Mr. Fetisov: The purpose of this letter agreement is to confirm the terms of your separation of employment from Semrush Holdings, Inc. (together with its subsidiaries, the “Company”) as of April 10, 2023 (the “Separation Date”). You will be eligible to receive the separation benefits described in paragraph 1 below if you sign and return this letter agreement to me by, March 30, 2023, twenty- one (21) days from the date of this letter, and do not revoke your agreement (as described below). By signing and returning this agreement and not revoking your acceptance, you will be entering into a binding agreement with the Company and will be agreeing to the terms and conditions set forth in the numbered paragraphs below, including the release of claims set forth in paragraph 2. Therefore, you are advised to consult with an attorney before signing this letter agreement, and you have been given at least twenty-one (21) days to do so. If you sign this letter agreement, you may change your mind and revoke your agreement during the seven (7) business day period after you have signed it (the “Revocation Period”) by notifying Eric Hosey in writing, explicitly revoking this agreement, by the last day of the Revocation Period. If you sign and do not revoke this agreement, it will become a binding agreement between you and the Company upon the expiration of the Revocation Period (the “Effective Date”). Although your receipt of the separation benefits is expressly conditioned on you entering into this letter agreement, the following will apply regardless of whether or not you timely sign and return this letter agreement: ● You will receive your regular wages up until the Separation Date. ● As of the Separation Date, all salary payments from the Company will cease and any benefits you had as of the Separation Date under Company-provided benefit plans, programs, or practices will terminate, except as required by federal or state law. ● You are obligated to keep confidential and not to use or disclose any and all non- public information concerning the Company that you acquired during the course of

SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com your employment with the Company, including any non-public information concerning the Company’s business affairs, business prospects, and financial condition, except as otherwise permitted by paragraph 9 below. Further, you remain subject to your continuing obligations to the Company as set forth in the Confidentiality, Invention Assignment, and Non-Disclosure Agreement which you signed as of July 26, 2019 (the “Employee Agreement”). ● You must return to the Company on the Separation Date all Company property. ● You may continue to receive group medical and dental coverage under the law known as COBRA (29 U.S.C. § 1161 et seq.) at your sole cost and expense (except as provided below), if and to the extent, you remain eligible for COBRA continuation coverage. You will be notified of your rights under COBRA under separate cover. If you elect to timely sign and return this letter agreement and do not revoke your acceptance within the Revocation Period, the following terms and conditions will also apply: 1. Separation Benefits –The Company will provide you with the following separation benefits (the “Separation Benefits”), which you agree constitutes all payments and benefits to which you will be entitled following the Separation Date: a. Separation Pay. The Company will continue to pay your base monthly salary for six (6) months following the Separation Date (the “Separation Period”). Such payments shall commence on the first payroll period following the Effective Date of this Agreement and will be paid in accordance with the Company’s normal payroll practices and subject to the applicable taxes and withholdings. b. COBRA Benefits. Upon completion of the appropriate COBRA forms, and subject to all the requirements of COBRA, continuing for six (6) months starting from the last day of your participation in the Company’s medical and dental insurance plans, the Company shall contribute to the cost of COBRA premiums at the same rate at which the Company contributed to your cost of coverage while you were employed. If you obtain employment that provides medical and dental insurance, you agree to notify the Company of the date on which you qualify for such insurance, and the Company will no longer be obligated to provide a share of the cost for your medical and dental benefit continuation hereunder as of that date. You also have the right to continue your medical and dental insurance coverage at your sole expense after the Separation Period, subject to the requirements of COBRA. 2. Release of Claims – In consideration of the Separation Benefits, which you acknowledge you would not otherwise be entitled to receive, you hereby fully, forever, irrevocably, and unconditionally release, remise and discharge the Company, its affiliates, subsidiaries, parent

SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com companies, predecessors, and successors, and all of their respective past and present officers, directors, , partners, members, employees, agents, representatives and plan administrators, and attorneys, (each in their individual and corporate capacities) (collectively, the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities, and expenses (including attorneys’ fees and costs), of every kind and nature that you ever had or now have against any or all of the Released Parties, whether known or unknown, including, but not limited to, any and all claims arising out of or relating to your employment with and/or separation from the Company, including, but not limited to, all claims under Title VII of the Civil Rights Act, the Americans With Disabilities Act, the Age Discrimination in Employment Act, the Genetic Information Nondiscrimination Act, the Family and Medical Leave Act, the Worker Adjustment and Retraining Notification Act, the Rehabilitation Act, Executive Order 11246, Executive Order 11141, the Fair Credit Reporting Act, the Fair Labor Standards Act, and the Employee Retirement Income Security Act, all as amended; Massachusetts Fair Employment Practices Act, Mass. Gen. Laws ch. 151B, § 1 et seq., the Massachusetts Wage Act, Mass. Gen. Laws ch. 149, § 148 et seq. (Massachusetts law regarding payment of wages), the Massachusetts Minimum Fair Wages law, Mass. Gen. Laws ch. 151, § 1 et seq., the anti-retaliation and reinstatement provisions of the Massachusetts Paid Family and Medical Leave law, Mass. Gen. Laws ch. 175M, § 9, the Massachusetts Civil Rights Act, Mass. Gen. Laws ch. 12, §§ 11H and 11I, the Massachusetts Equal Rights Act, Mass. Gen. Laws. ch. 93, § 102 and Mass. Gen. Laws ch. 214, § 1C, the Massachusetts Labor and Industries Act, Mass. Gen. Laws ch. 149, § 1 et seq., Mass. Gen. Laws ch. 214, § 1B (Massachusetts right of privacy law), the Massachusetts Maternity Leave Act, Mass. Gen. Laws ch. 149, § 105D, and the Massachusetts Small Necessities Leave Act, Mass. Gen. Laws ch. 149, § 52D, all as amended; the New Jersey Conscientious Employment Protection Act, as amended;; the Pennsylvania Wage Payment and Collection Law, the Pennsylvania Minimum Wage Act of 1968, and the Pennsylvania Equal Pay Law, all as amended; all common law claims including, but not limited to, actions in defamation, intentional infliction of emotional distress, misrepresentation, fraud, wrongful discharge, and breach of contract; all claims to any non- vested ownership interest in the Company, contractual or otherwise; all state and federal whistleblower claims to the maximum extent permitted by law; and any claim or damage arising out of your employment with and/or separation from the Company (including a claim for retaliation) under any common law theory or any federal, state or local statute or ordinance not expressly referenced above; provided, however, that this release of claims does not include any claim arising from this Agreement, any claim that may arise after the Effective Date, any claim that cannot be waived as a matter of law, and does not prevent you from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that you acknowledge that you may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and you further waive any rights or claims to any payment,

SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com benefit, attorneys’ fees, or other remedial relief in connection with any such charge, investigation or proceeding). 3. Continuing Obligations – You acknowledge and reaffirm your confidentiality and non- disclosure obligations under the Employee Agreement. 4. Non-Disparagement – You understand and agree that, to the extent permitted by law and except as otherwise permitted by paragraph 9 below, you will not, in public or private, make any intentionally false, disparaging, derogatory, or defamatory statements, online (including, without limitation, on any social media, networking, or employer review site) or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, financial institution or current or former employee, board member, consultant, client or customer of the Company, regarding the Company or regarding the Company’s business affairs, business prospects, or financial condition. Should you at any time need a direct reference from the Company, you should direct these requests to Human Resources Department of the Company, which will provide reference information in accordance with its reference policy, which is to only provide job title(s) and dates of employment. 5. Company agrees that, to the extent permitted by law and for so long as they remain affiliated with, engaged or employed by, the Company, the current members of the Company Board of Directors (Dylan Pearce, Mark Vranesh, Roman Simonov, Trynka Shineman Blake, Oleg Shchegolev, Dmitry Melnikov, William (Bill) R. Wagner, Anna Baird, and Steven Aldrich), will not, in public or private, make any intentionally false, disparaging, derogatory, or defamatory statements, online (including, without limitation, on any social media, networking, or employer review site) or otherwise, to any person or entity, including, but not limited to, any media outlet, industry group, financial institution or current or former employee, board member, consultant, client or customer of the Company, regarding you. 6. Company Affiliation – You agree that, following the Separation Date, you will not hold yourself out as an officer, employee, or otherwise as a representative of the Company, and you agree to update any directory information that indicates you are currently affiliated with the Company. Without limiting the foregoing, you confirm that you will promptly update any and all social media accounts (including, without limitation, LinkedIn, Facebook, and Twitter) to reflect that you are no longer employed by or associated with the Company. 7. Return of Company Property – You confirm that you have returned to the Company all keys, files, records (and copies thereof), equipment (including, but not limited to, computer hardware, software and printers, flash drives and storage devices, wireless handheld devices, cellular phones, tablets, etc.), Company identification, and any other Company-owned property in your possession or control and have left intact all electronic Company documents, including but not limited to those that you developed or helped to develop during your employment, and you have

SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com not retained any copies. You further confirm that you have canceled all accounts for your benefit, if any, in the Company’s name, including but not limited to, credit cards, telephone charge cards, cellular phone accounts, and computer accounts. 8. Business Expenses and Final Compensation – You acknowledge that you have been reimbursed by the Company for all business expenses incurred in conjunction with the performance of your employment and that no other reimbursements are owed to you. You further acknowledge that you have received payment in full for all services rendered in conjunction with your employment by the Company, including payment for all wages, bonuses and that no other compensation is owed to you except as provided herein. 9. Confidentiality – You understand and agree that, to the extent permitted by law and except as otherwise permitted by paragraph 9 below, the terms and contents of this letter agreement, and the contents of the negotiations and discussions resulting in this letter agreement, shall be maintained as confidential by you and your agents and representatives and shall not be disclosed except as otherwise agreed to in writing by the Company. 10. Scope of Disclosure Restrictions – Nothing in this letter agreement prohibits you from communicating with the Securities and Exchange Commission, the Equal Employment Opportunity Commission, or any other government agencies about possible violations of federal, state, or local laws or otherwise providing information to government agencies or participating in government agency investigations or proceedings, including providing documents or other information. You are not required to notify the Company of any such communications; provided, however, that nothing herein authorizes the disclosure of information you obtained through a communication that was subject to the attorney-client privilege. Nothing in this Agreement limits or affects your right to disclose or discuss sexual harassment or sexual assault disputes. Further, notwithstanding your confidentiality and nondisclosure obligations, you are hereby advised as follows pursuant to the Defend Trade Secrets Act: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to a court order.” 11. Amendment and Waiver – This letter agreement shall be binding upon the parties and may not

SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com be modified in any manner, except by an instrument in writing of concurrent or subsequent date signed by duly authorized representatives of the parties hereto. This letter agreement is binding upon and shall inure to the benefit of the parties and their respective agents, assigns, heirs, executors, successors, and administrators. No delay or omission by the Company in exercising any right under this letter agreement shall operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion shall be effective only in that instance and shall not be construed as a bar to or waiver of any right on any other occasion. 12. Validity – Should any provision of this letter agreement be declared or be determined by any court of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term or provision shall be deemed not to be a part of this letter agreement. 13. Nature of Agreement – You understand and agree that this letter agreement is a separation agreement and does not constitute an admission of liability or wrongdoing on the part of the Company. 14. Acknowledgments – You acknowledge that you have been given at least twenty-one (21) days to consider this letter agreement and that the Company is hereby advising you to consult with an attorney of your own choosing prior to signing this letter agreement. You understand that you may revoke this letter agreement for a period of seven (7) business days after you sign this letter agreement by notifying me in writing explicitly stating your revocation of this letter, and the letter agreement shall not be effective or enforceable until the expiration of this seven (7) business day revocation period. You understand and agree that by entering into this letter agreement, you are waiving any and all rights or claims you might have under the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act, and that you have received consideration beyond that to which you were previously entitled. 15. Voluntary Assent – You affirm that no other promises or agreements of any kind have been made to or with you by any person or entity whatsoever to cause you to sign this letter agreement and that you fully understand the meaning and intent of this letter agreement. You further state and represent that you have carefully read this letter agreement, understand the contents herein, freely and voluntarily assent to all of the terms and conditions hereof, and sign your name of your own free act. 16. Applicable Law – This letter agreement shall be interpreted and construed by the laws of the Commonwealth of Massachusetts, without regard to conflict of laws provisions. You hereby irrevocably submit to and acknowledge and recognize the jurisdiction of the courts of the Commonwealth of Massachusetts, or if appropriate, a federal court located in the Commonwealth of Massachusetts (which courts, for purposes of this letter agreement, are the only courts of competent jurisdiction), over any suit, action or other proceeding arising out of,

SEMrush Inc. 800 Boy ston Street Su te 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com under or in connection with this letter agreement or the subject matter hereof. 17. Entire Agreement - This letter agreement contains and constitutes the entire understanding and agreement between the parties hereto with respect to your separation benefits and the settlement of claims against the Company and cancels all previous oral and written negotiations, agreements, and commitments in connection therewith; provided that this Agreement does not alter, cancel or supersede any Advisory Services Agreement that you have executed or will execute. 18. Tax Acknowledgement - In connection with the separation benefits provided to you pursuant to this letter agreement, the Company shall withhold and remit to the tax authorities the amounts required under applicable law, and you shall be responsible for all applicable taxes with respect to such separation benefits under applicable law. You acknowledge that you are not relying upon the advice or representation of the Company with respect to the tax treatment of any of the separation benefits set forth in paragraph 1of this letter agreement.

�SEMRUSH SEMrush Inc. 800 Boy ston Street Sute 2475 Boston, MA 02199 Phone: (800) 815 9959 Ema : ma @semrush.com If you have any questions about the matters covered in this letter agreement, please contact me. Very truly yours, Chief Executive Officer I have carefully read and fully understand all of the provisions of this Agreement, and hereby knowingly and voluntarily agree to the terms and conditions set forth above. I have been given at least twenty-one (21) days to consider this letter agreement, and I have chosen to execute this on the date below. 3/29/2023 Date /s/ /s/